FOR IMMEDIATE RELEASE Corebridge Financial Announces Transformative Individual Retirement Variable Annuity Transaction with Venerable Full exit of Individual Retirement variable annuities Significant value upside for shareholders with $2.8 billion transaction value Acceleration of Corebridge’s capital return strategy with $2.1 billion in net distributable proceeds, substantial majority of which will be returned via share repurchases Reaffirming attractive financial targets while reducing risk Board of Directors authorizes $2 billion increase to share repurchase program HOUSTON – June 26, 2025 – Corebridge Financial, Inc. (“Corebridge” or the “Company”) (NYSE: CRBG) today announced that it has entered into an agreement with CS Life Re, a subsidiary of Venerable Holdings, Inc. (“Venerable”) to reinsure all the variable annuities of its Individual Retirement business, with account value totaling $51 billion as of March 31, 2025. The transaction is valued at $2.8 billion, consisting of both ceding commission and capital release, and will generate approximately $2.1 billion of net distributable proceeds after-tax for Corebridge1. Kevin Hogan, President and Chief Executive Officer of Corebridge, said, “This is a transformative transaction that repositions the company by exiting Individual Retirement variable annuities. This transaction delivers significant value for Corebridge and its shareholders. We are reaffirming our financial targets while reducing risk and maintaining our diversified business model. “We expect to use the proceeds to accelerate our capital management objectives, including a substantial majority returned via share repurchases, with the remainder to support organic growth. Our Board of Directors approved a $2 billion increase to our share repurchase authorization in connection with this transaction. “We are pleased to partner with Venerable on this transaction given their deep expertise and leadership in the variable annuity reinsurance business.” Transaction Overview • Corebridge will reinsure its entire Individual Retirement variable annuity in-force book, amounting to $51 billion of total account value as of March 31, 2025, through reinsurance transactions with the 1 $2.8 billion represents the ceding commission and capital release on a pre-tax basis without giving effect to transaction related expenses. Realization of transaction value is subject to regulatory approvals, market conditions and customary purchase price adjustments, the macroeconomic portion of which has been hedged by Corebridge.

FOR IMMEDIATE RELEASE Company’s insurance subsidiaries American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“USL”) • The $51 billion of total account value (“AV”) includes $5 billion of General Account AV (reinsured 100% on a coinsurance basis) and $46 billion of Separate Account AV (reinsured on a modified coinsurance basis) • New variable annuity contracts written through the Individual Retirement business and issued by AGL will be reinsured through an ongoing flow reinsurance agreement that will begin once the transaction is closed • The transaction includes the sale of a related investment adviser and manager for portfolios offered in Corebridge variable annuity products (SAAMCo) • The transaction also includes extensive counterparty protections, including comfort trusts with defined investment guidelines, over-collateralization requirements, and a protective hedging arrangement • The AGL transaction is expected to close in the third quarter while the USL transaction and the sale of SAAMCo are expected to close in the fourth quarter, subject to customary closing conditions including regulatory approvals Financial Overview • Attractive earnings multiple of approximately 9–10x 2026E and 2027E operating earnings2 • Exits a portfolio with historically volatile GAAP earnings and tail risk exposure • AATOI expected to decrease by approximately $300 million in 2026 and the impact is expected to decrease materially over the next few years • Increases the Life Fleet RBC ratio by over 50 points before any share repurchases Broad Individual Retirement Product Platform • Corebridge will continue to offer one of the broadest annuity product platforms in the industry, including fixed, index and registered index-linked annuity (RILA) products, maintaining its commitment to help financial professionals meet the diverse retirement needs of their clients 2 $2.8 billion represents the ceding commission and capital release on a pre-tax basis without giving effect to transaction related expenses. The transaction multiple is calculated by dividing $2.8 billion by approximately $300 million of estimated individual variable annuity after-tax operating earnings ("AATOI") that will be foregone for 2026 (and the impact is expected to decrease materially over the next few years). Realization of transaction value is subject to regulatory approvals, market conditions and customary purchase price adjustments, the macroeconomic portion of which has been hedged by Corebridge.

FOR IMMEDIATE RELEASE o The Individual Retirement business will continue to manufacture and distribute variable annuity products outside New York state supported by a flow arrangement with Venerable o Prior to the close of the transaction, USL will cease manufacturing and distributing new Individual Retirement variable annuities in New York state o Corebridge will continue to administer and service all of its contracts, including those covered by the reinsurance transactions Conference Call Corebridge will host a conference call at 8:30 a.m. EDT on Thursday, June 26, 2025, to review the details of this announcement. The call is open to the public and can be accessed via a live, listen-only webcast in the Investors section of corebridgefinancial.com. A replay will be available after the call at the same location. Morgan Stanley & Co. LLC acted as financial advisor, Oliver Wyman as actuarial advisors, and Willkie Farr & Gallagher LLP acted as legal counsel to Corebridge. # # # About Corebridge Financial Corebridge Financial, Inc. (NYSE: CRBG) makes it possible for more people to take action in their financial lives. With more than $400 billion in assets under management and administration as of March 31, 2025, Corebridge Financial is one of the largest providers of retirement solutions and insurance products in the United States. We proudly partner with financial professionals and institutions to help individuals plan, save for and achieve secure financial futures. For more information, visit corebridgefinancial.com and follow us on LinkedIn, YouTube and Instagram. Contacts Işıl Müderrisoğlu (Investors): investorrelations@corebridgefinancial.com Matt Ward (Media): media.contact@corebridgefinancial.com In the discussion below, “we,” “us” and “our” refer to Corebridge and its consolidated subsidiaries, unless the context refers solely to Corebridge as a corporate entity. Cautionary statement regarding forward-looking information Certain statements in this press release and other publicly available documents may include statements of historical or present fact, which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “believes,” “anticipates,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “is optimistic,” “targets," “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Also, forward-looking

FOR IMMEDIATE RELEASE statements include, without limitation, all matters that are not historical facts. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Corebridge. There can be no assurance that future developments affecting Corebridge will be those anticipated by management. Any forward-looking statements included herein are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected or implied in such forward-looking statements, including, among others, risks related to: • changes in interest rates and changes to credit spreads; • the deterioration of economic conditions, including an increase in the likelihood of an economic slowdown or recession, changes in market conditions, trade disputes with other countries, including the effect of sanctions and trade restrictions, such as tariffs and trade barriers imposed by the U.S. government and any countermeasures by other governments in response to such tariffs, weakening in capital markets in the U.S and globally, volatility in equity markets, inflationary pressures, the rise of pressures on the commercial real estate market, and geopolitical tensions, including the ongoing armed conflicts between Ukraine and Russia and in the Middle East; • the unpredictability of the amount and timing of insurance liability claims; • unavailable, uneconomical or inadequate reinsurance or recaptures of reinsured liabilities; • uncertainty and unpredictability related to our reinsurance agreements with Fortitude Reinsurance Company Ltd. (“Fortitude Re”) and its performance of its obligations under these agreements; • our limited ability to access funds from our subsidiaries; • our ability to incur indebtedness, our potential inability to refinance all or a portion of our indebtedness or our ability to obtain additional financing on favorable terms or at all; • our ability to maintain sufficient eligible collateral to support business and funding strategies requiring collateralization; • our inability to generate cash to meet our needs due to the illiquidity of some of our investments; • the inaccuracy of the methodologies, estimations and assumptions underlying our valuation of investments and derivatives; • a downgrade in our Insurer Financial Strength (“IFS”) ratings or credit ratings; • exposure to credit risk due to non-performance or defaults by our counterparties or our use of derivative instruments to hedge market risks associated with our liabilities; • our ability to adequately assess risks and estimate losses related to the pricing of our products; • the failure of third parties that we rely upon to provide and adequately perform certain business, operations, investment advisory, functional support and administrative services on our behalf; • the impact of risks associated with our arrangement with Blackstone ISG-I Advisors LLC (“Blackstone IM”), BlackRock Financial Management, Inc. (“BlackRock”) or any other asset manager we retain, including their historical performance not being indicative of the future results of our investment portfolio and the exclusivity of certain arrangements with Blackstone IM; • our inability to maintain the availability of critical technology systems and the confidentiality of our data, including challenges associated with a variety of privacy and information security laws; • the ineffectiveness of our risk management policies and procedures; • significant legal, governmental or regulatory proceedings;

FOR IMMEDIATE RELEASE • the intense competition we face in each of our business lines and the technological changes, including the use of artificial intelligence (“AI”), that may present new and intensified challenges to our business; • catastrophes, including those associated with climate change and pandemics; • business or asset acquisitions and dispositions that may expose us to certain risks; • our ability to protect our intellectual property; • our ability to operate efficiently and compete effectively in a heavily regulated industry in light of new domestic or international laws and regulations or new interpretations of current laws and regulations; • impact on sales of our products and taxation of our operations due to changes in U.S. federal income or other tax laws or the interpretation of tax laws; • the ineffectiveness of our productivity improvement initiatives in yielding our expected expense reductions and improvements in operational and organizational efficiency; • differences between actual experience and the estimates used in the preparation of financial statements and modeled results used in various areas of our business; • our inability to attract and retain key employees and highly skilled people needed to support our business; • our relationships with AIG, Nippon and Blackstone and conflicts of interests arising due to such relationships • the indemnification obligations we have to AIG; • potentially higher U.S. federal income taxes due to our inability to file a single U.S. consolidated federal income tax return for five years following our initial public offering (“IPO”) and our separation from AIG causing an “ownership change” for U.S. federal income tax purposes caused by our separation from AIG; • risks associated with the Tax Matters Agreement with AIG and our potential liability for U.S. income taxes of the entire AIG Consolidated Tax Group for all taxable years or portions thereof in which we (or our subsidiaries) were members of such group; • the risk that anti-takeover provisions could discourage, delay, or prevent our change in control, even if the change in control would be beneficial to our shareholders; • challenges related to compliance with applicable laws incident to being a public company, which is expensive and time-consuming; and • other factors discussed in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2024, as well as our Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. You are advised, however, to consult any further disclosures we make on related subjects in our filings with the Securities and Exchange Commission ("SEC"). Unless specifically noted otherwise, forward-looking projections are based on our financial statements as filed with the SEC in our quarterly report on Form 10-Q for the quarter ended March 31, 2025. Use of Non-GAAP Financial Measures This release includes a reference to Adjusted after-tax operating income (“AATOI”), a non-GAAP financial measure. AATOI is derived by excluding the tax effected adjusted pre-tax operating (“APTOI”) adjustments described below, as well as the following tax items from net income attributable to us:

FOR IMMEDIATE RELEASE • reclassifications of disproportionate tax effects from AOCI, changes in uncertain tax positions and other tax items related to legacy matters having no relevance to our current businesses or operating performance; and • deferred income tax valuation allowance releases and charges. APTOI is derived by excluding the items set forth below from income (loss) before income tax expense (benefit). These items generally fall into one or more of the following broad categories: legacy matters having no relevance to our current businesses or operating performance; adjustments to enhance transparency to the underlying economics of transactions; and recording adjustments to APTOI that we believe to be common in our industry. We believe the adjustments to pre-tax income are useful for gaining an understanding of our overall results of operations. APTOI excludes the impact of the following items: FORTITUDE RE RELATED ADJUSTMENTS: The modified coinsurance (“modco”) reinsurance agreements with Fortitude Re transfer the economics of the invested assets supporting the reinsurance agreements to Fortitude Re. Accordingly, the net investment income on Fortitude Re funds withheld assets and the net realized gains (losses) on Fortitude Re funds withheld assets are excluded from APTOI. Similarly, changes in the Fortitude Re funds withheld embedded derivative are also excluded from APTOI. The ongoing results associated with the reinsurance agreement with Fortitude Re have been excluded from APTOI as these are not indicative of our ongoing business operations. INVESTMENT RELATED ADJUSTMENTS: APTOI excludes “Net realized gains (losses)”, except for gains (losses) related to the disposition of real estate investments. Net realized gains (losses), except for gains (losses) related to the disposition of real estate investments, are excluded as the timing of sales on invested assets or changes in allowances depend largely on market credit cycles and can vary considerably across periods. In addition, changes in interest rates may create opportunistic scenarios to buy or sell invested assets. Our derivative results, including those used to economically hedge insurance liabilities, or those recognized as embedded derivatives at fair value, are also included in Net realized gains (losses) and are similarly excluded from APTOI except earned income (periodic settlements and changes in settlement accruals) on derivative instruments used for non-qualifying (economic) hedges or for asset replication. Earned income on such economic hedges is reclassified from Net realized gains and losses to specific APTOI line items based on the economic risk being hedged (e.g., Net investment income and Interest credited to policyholder account balances). MARKET RISK BENEFIT ADJUSTMENTS (“MRBs”): Certain of our variable annuity, fixed annuity and fixed index annuity contracts contain guaranteed minimum withdrawal benefits (“GMWBs”) and/or guaranteed minimum death benefits (“GMDBs”) which are accounted for as

FOR IMMEDIATE RELEASE MRBs. Changes in the fair value of these MRBs (excluding changes related to our own credit risk), including certain rider fees attributed to the MRBs, along with changes in the fair value of derivatives used to hedge MRBs are recorded through “Change in the fair value of MRBs, net” and are excluded from APTOI. Changes in the fair value of securities used to economically hedge MRBs are excluded from APTOI. OTHER ADJUSTMENTS: Other adjustments represent all other adjustments that are excluded from APTOI and includes the net pre-tax operating income (losses) from noncontrolling interests related to consolidated investment entities. The excluded adjustments include, as applicable: • restructuring and other costs related to initiatives designed to reduce operating expenses, improve efficiency and simplify our organization; • non-recurring costs associated with the implementation of non-ordinary course legal or regulatory changes to changes to accounting principles; • separation costs; • non-operating litigation reserves and settlements; • loss (gain) on extinguishment of debt, if any; • losses from the impairment of goodwill, if any; and • income and loss from divested or run-off business, if any. Key Operating Metrics and Key Terms This release includes a reference to Life Fleet RBC Ratio. Life Fleet means American General Life Insurance Company (“AGL”), The United States Life Insurance Company in the City of New York (“USL”) and The Variable Annuity Life Insurance Company (“VALIC”). Life Fleet RBC Ratio is the risk-based capital (“RBC”) ratio for the Life Fleet. RBC ratios are quoted using the Company Action Level.